UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8‑K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 23, 2010

GATEWAY ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-06404	44-0651207
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1415 Louisiana Street, Suite 4100 Houston, Texas (Address of principal executive offices)	77002 (Zip Code)

Registrant’s telephone number, including area code:  (713) 336-0844

Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02 UNREGISTERED SALE OF EQUITY SECURITIES.

On November 23, 2010, Gateway Energy Corporation (the “Company”) completed a private placement of 4,028,000 shares of common stock at a sale price of $0.25 per share for total gross proceeds of $1,007,000.  The Company intends to use the proceeds from the sale of the common stock to potentially retire indebtedness outstanding under the Company’s credit facility with Meridian Bank Texas, N.A., to fund acquisitions and for general working capital.

The common stock was offered and sold on a private placement basis to selected accredited investors (as defined in Rule 501(a) of Regulation D of the Securities Act of 1933, as amended (the “1933 Act”) in reliance on the exemption from registration contained in Rule 506 of Regulation D of the 1933 Act.

ITEM 8.01 OTHER EVENTS

On November 23, 2010, Gateway issued a press release, which is filed as Exhibit 99.1 hereto and incorporated by reference herein, announcing the completion of a private placement.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(a)       Exhibits

99.1     Press Release issued on November 23, 2010 regarding the completion of a private placement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 23, 2010

GATEWAY ENERGY CORPORATION

By:      /s/ Frederick M. Pevow, Jr.

                                                                                          Frederick M. Pevow, Jr.

      President and Chief Executive Officer